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                                                                   EXHIBIT 10.23

Caixa Economica Federal

                                    FIFTH AMENDMENT TO THE SERVICE AGREEMENT
                                    SIGNED ON 5/26/2000 BETWEEN CAIXA ECONOMICA
                                    FEDERAL AND GTECH BRASIL LTDA. AND
                                    RE-RATIFICATION OF SAME

Under the terms of this instrument, CAIXA ECONOMICA FEDERAL, a Government-owned financial institution, created and organized pursuant to Decree Law 759, dated 8/12/69, and Decree No. 66303, dated 3/6/70, currently governed by the statute approved in Decree No. 4371, dated 9/12/2002, registered under corporate taxpayer No. CNPJ/MF 00.360.305/0001-04, having its head office at the following address: SBS, Quadra 04, Lotes 3/4, in Brasilia - DF, represented herein by its National Procurement Manager, Mr. JOSE CARLOS ALVES, a Brazilian, single, bearer of personal I.D. card No. 13416213 - SSP/SP and registered under individual taxpayer No. CPF/MF 018.896.328-64, hereinafter referred to simply as CAIXA, on the one hand, and on the other hand the company GTECH BRASIL LTDA., having its head office at the following address: Alameda Araguacema, 78, Barueri, Sao Paulo, registered under corporate taxpayer No. CNPJ/MF 68.926.682/0001-00, represented herein by Messrs. MARCOS TADEU DE OLIVEIRA ANDRADE, a Brazilian, married, an engineer, bearer of personal I.D. card No. RG 5.836.998 and registered under individual taxpayer No. CPF/MF 994.179.628-04, and MARCELO JOSE ROVAI, a Brazilian, married, an engineer, bearer of personal I.D. card No. RG
8.105.011 - SSP/SP, registered under individual taxpayer No. CPF/MF 978.051.908-44, hereinafter referred to simply as the SERVICE PROVIDER, based on the permission granted by Article 5, item 5.2 of the Service Agreement signed by the parties on May 26, 2000 (the "Agreement") and on the justifications contained in CAIXA Administrative Proceeding No. 99.5303.033/2000, as authorized by the Vice President/Logistics, have mutually agreed to celebrate this AMENDMENT to the Agreement (the "Amendment"), the provisions below being hereby agreed:

ARTICLE ONE - TERM

This Amendment shall remain in force for 25 (twenty-five) months as of April 15, 2003.

ARTICLE TWO - PRICE

For the perfect performance of the services, the CAIXA shall pay to the SERVICE PROVIDER the same amounts agreed in the Agreement, as modified and re-ratified in the Amendment and Re-Ratification document signed on April 18, 2001 (Amendment No. 1), in the Amendment and Re-Ratification document signed on September 14, 2001 (Amendment No. 2), in the Amendment and Re-Ratification document signed on July 1, 2002 (Amendment No. 3), in the Amendment and Re-Ratification document signed on January 14, 2003 (Amendment No. 4) and in this Amendment document.

SOLE PARAGRAPH - The contracting parties mutually agree to new prices, which shall remain in force during the term of this Amendment document, which shall be equivalent to 85% (eighty-five percent) of the prices stipulated in the agreement signed on 5/26/2000 and in its respective amendments.

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ARTICLE THREE - ESTIMATED VALUE

The estimated value of this Amendment document is R$25.500.000,00 (twenty-five million, five hundred thousand Brazilian reais) per month, for a total of R$650.250.000,00 (six hundred fifty million, two hundred fifty thousand Brazilian reals) for the period of 25 (twenty-five) months.

ARTICLE FOUR - REGARDING SUPPRESSION

The contracting parties reserve to CAIXA the right to suppress at any time the services contracted for in excess of the 25% (twenty-five percent) limit set by law, provided that (i) at least 18 (eighteen) months of the term indicated in Article One above have already elapsed, and (ii) the CAIXA has previously and expressly notified the SERVICE PROVIDER in writing of the intention to suppress the services contracted for, with no indemnity or onus for either of the parties.

SOLE PARAGRAPH - Possible suppression of the services as provided for in this Article Four may only be implemented by CAIXA at least 60 (sixty) days after effective receipt by the SERVICE PROVIDER of the above-mentioned notification, it being understood, however, that if such notification is received by the SERVICE PROVIDER before the end of the period of 18 (eighteen) months that the Agreement has been in force, the period of 60 (sixty) days shall only be counted after the aforementioned 18 (eighteen) months of validity of the Agreement have elapsed.

ARTICLE FIVE - REGARDING THE RATIFICATION

Taking into account the rectifications comprising the object of this Amendment document, the contracting parties ratify the stipulations comprising the object of Articles One (Definitions), Two (Object), Three (Price), Four (Form of Payment), Seven (Performance of the Services), Eight (Obligations of the Service Provider), Nine (Responsibilities of the Service Provider), Ten (Obligations of CAIXA), Eleven (Penalties and Administrative Sanctions), Twelve (Regarding Criminal Offenses), Fourteen (Inspections), Fifteen (Incidence of Taxes, Social Charges, Insurance, etc.), Sixteen (Non-Performance and Termination of the Agreement), Seventeen (Confidentiality), Eighteen (Final Provisions), as well as Annexes I, II, II-A, II-B, III, IV, V, VI, VII, and VIII of the Agreement, with the alterations and re-ratifications introduced by the Amendment and Re-Ratification document signed on April 18, 2001 (Amendment No. 1), in the Amendment and Re-Ratification document signed on September 14, 2001 (Amendment No. 2), in the Amendment and Re-Ratification document signed on July 1, 2002 (Amendment No. 3), in the Amendment and Re-Ratification document signed on January 14, 2003 (Amendment No. 4) all the terms, articles and other conditions not ratified by this Amendment document being revoked, without prejudice to the rights of the contracting parties.

ARTICLE SIX - REGARDING BUDGETARY RESOURCES

The budget allocation to cover the expenses of the proposed contracting of services has been entered under the following items of budget control: 5605-09 - On-Line Lottery Expenses and 5503.11 - Implementation Expenses - Data Processing; Events No. 3581 and No. 7641; Cost Centers No. 3581 and 7641, in accordance with the commitment registered with SIPEC under No. 009/2002 MZ.

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ARTICLE SEVEN - REGARDING THE CONTRACTUAL GUARANTEE

For the purposes of execution of this Amendment, the SERVICE PROVIDER undertakes to provide on this date a guarantee of the "Performance Bond" type, in the amount of R$20.000.000,00 (twenty million Brazilian reals), to be approved by CAIXA.

PARAGRAPH ONE - The SERVICE PROVIDER undertakes to provide for the immediate substitution of a contractual guarantee that is not approved by CAIXA, in at most 24 (twenty-four) hours as of the notification to make the substitution requested, without prejudice to the full performance of its obligations and responsibilities arising from, deriving from, or connected with the Agreement.

PARAGRAPH TWO - The guarantee, when applicable, shall be replenished whenever an amount is deducted to pay a contractual fine.

PARAGRAPH THREE - The guarantee shall be released after the perfect performance of the Agreement, provided all its contractual terms, articles and conditions are complied with.

PARAGRAPH FOUR - The total or partial loss of the guarantee in CAIXA's favor for default of the contractual obligations shall occur by operation of law, independent of any judicial or extra-judicial notification.

PARAGRAPH FIVE - Substitution of the guarantee is permitted at any time, by means of notice sent to CAIXA, taking into account the types of guarantee provided for in Law No. 8666, dated June 21, 1993.

ARTICLE NINE (SIC) - JURISDICTION

The jurisdiction of the Federal Court System, Judicial District of Brasilia - DF, shall be the appropriate one to settle disputes arising from this Amendment document.

Being thus agreed, CAIXA and the SERVICE PROVIDER sign this Amendment document in 4 (four) counterparts of equal form and content, in the presence of the undersigned witnesses.

                          Brasilia - DF, April 8, 2003

CAIXA ECONOMICA FEDERAL
(signed) Jose Carlos Alves

GTECH BRASIL LTDA.
(signed)  Marcos Tadeu de Oliveira Andrade
(signed)  Marcelo Jose Rovai

WITNESSES:

(signed) Altair  (illegible) Neves
I.D. No. R.G. (illegible)

(signed)  Carlos Eduardo Fernandez da Silveira
I.D. No. R.G. 3625833

(signed)  Afonso Augusto Passos Cardoso
I.D. No. R.G. (illegible)